November 2024 3Q 2024 Corporate Presentation © Axsome Therapeutics, Inc.

Forward Looking Statements & Safe Harbor Certain matters discussed in this press release are “forward-looking statements”. The Company may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding trends and potential future results are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the continued commercial success of the Company’s Sunosi® and Auvelity® products and the success of the Company’s efforts to obtain any additional indication(s) with respect to solriamfetol and/or AXS-05; the Company’s ability to maintain and expand payer coverage; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund the Company’s disclosed clinical trials, which assumes no material changes to the Company’s currently projected revenues or expenses), futility analyses and receipt of interim results, which are not necessarily indicative of the final results of the Company’s ongoing clinical trials, and/or data readouts, and the number or type of studies or nature of results necessary to support the filing of a new drug application (“NDA”) for any of the Company’s current product candidates; the Company’s ability to fund additional clinical trials to continue the advancement of the Company’s product candidates; the timing of and the Company’s ability to obtain and maintain U.S. Food and Drug Administration (“FDA”) or other regulatory authority approval of, or other action with respect to, the Company’s product candidates, including statements regarding the timing of any NDA submission; whether issues identified by FDA in the complete response letter may impact the potential approvability of the Company’s NDA for AXS-07 for the acute treatment of migraine in adults with or without aura, pursuant to the Company’s special protocol assessment for the MOMENTUM clinical trial; the Company’s ability to successfully defend its intellectual property or obtain the necessary licenses at a cost acceptable to the Company, if at all; the successful implementation of the Company’s research and development programs and collaborations; the success of the Company’s license agreements; the acceptance by the market of the Company’s products and product candidates, if approved; the Company’s anticipated capital requirements, including the amount of capital required for the continued commercialization of Sunosi and Auvelity and for the Company’s commercial launch of its other product candidates, if approved, and the potential impact on the Company’s anticipated cash runway; the Company’s ability to convert sales to recognized revenue and maintain a favorable gross to net sales; unforeseen circumstances or other disruptions to normal business operations arising from or related to domestic political climate, geo-political conflicts or a global pandemic and other factors, including general economic conditions and regulatory developments, not within the Company’s control. The factors discussed herein could cause actual results and developments to be materially different from those expressed in or implied by such statements. The forward-looking statements are made only as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance. This presentation contains statements regarding the Company’s observations based upon the reported clinical data. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about the Company's industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, these projections, assumptions and estimates are necessarily subject to a high degree of uncertainty and risk. Axsome, Auvelity, Sunosi, and MoSEIC, are trademarks or registered trademarks of Axsome Therapeutics, Inc. or its affiliates. Except as with respect to Auvelity and Sunosi for their approved indications, the development products referenced herein have not been approved by the FDA.

Our Mission Develop and deliver transformative medicines for the hundreds of millions of people impacted by central nervous system conditions © Axsome Therapeutics, Inc.

Potential to reach >150M people in the U.S. across 10 serious CNS conditions We focus on therapeutic areas with critical gaps in care and a significant unmet need for new treatment options… Major Depressive Disorder Alzheimer’s Disease Agitation Smoking Cessation ADHD Binge Eating Disorder Neurology Obstructive Sleep Apnea Migraine Narcolepsy Fibromyalgia Shift Work Disorder 21M+ ~ People in the U.S. live with MDD of patients fail to achieve remission from initial therapy 4M+ 1 people with Alzheimer’s disease experience agitation FDA-approved product 34M+ ~70% adults in the U.S. currently smoke cigarettes of smokers say they want to quit 22M+ ~ adults and children in the U.S. live with ADHD of adult ADHD patients do not receive any type of treatment 7M+ 2-3x people in the U.S. experience BED in their lifetime more likely to have psychiatric and medical comorbidities 22M+ ~80% U.S. adults are affected by OSA of patients remain undiagnosed 39M+ >70% adults in the U.S. suffer from migraine of migraine sufferers are not fully satisfied with their current treatment 185K ~70% people in the U.S. are affected by narcolepsy of patients suffer from cataplexy 17M+ >15 people in the U.S. have fibromyalgia years since the last FDA-approved therapeutic 15M+ 0 working Americans suffer from shift work disorder new medications approved in nearly two decades Psychiatry

…And lead in innovation to expand the therapeutic possibilities for CNS conditions Multi-mechanistic approaches Metabolic pharmacokinetic modulation Clinical trial innovation Molecular drug delivery First-in-class mechanisms of action

Multiple value-creating opportunities to enable robust, long-term growth through 2040s and beyond In-market novel mechanisms of action NDA-stage product candidates Pivotal late-stage development programs Phase 3 topline data readouts through 2025 New product/indication launches anticipated through 2027 2 2 7 7 7 + + + +

Phase 1 Phase 2 Phase 3 NDA Marketed Advancing an industry-leading neuroscience pipeline FDA Breakthrough Therapy Designation FDA Orphan Drug Designation Major Depressive Disorder Alzheimer’s Disease Agitation Smoking Cessation Attention Deficit Hyperactivity Disorder Binge Eating Disorder Major Depressive Disorder EDS in Narcolepsy or OSA Migraine Narcolepsy Fibromyalgia Shift Work Disorder Psychiatry Neurology AXS-05 (dextromethorphan-bupropion) NMDA antagonist, sigma-1 agonist, and aminoketone CYP2D6 inhibitor Solriamfetol DNRI , TAAR1 agonist, 5-HT1A agonist AXS-07 (MoSEICTM meloxicam-rizatriptan) COX-2 pref. inhibitor, 5-HT1B/1D agonist AXS-12 (reboxetine) Highly selective NRI, dopamine mod. AXS-14 (esreboxetine) [S,S]-enantiomer of AXS-12 Solriamfetol DNRI , TAAR1 agonist, 5-HT1A agonist NMDA = N-methyl-D-aspartate; COX-2 = Cyclooxygenase-2; 5-HT = 5-Hydroxytryptamine; NE = Norepinephrine; CYP2D6 = Cytochrome P450 Family 2 Subfamily D Member 6; MoSEIC = Molecular Solubility Enhanced Inclusion Complex; TAAR1 = Trace amine-associated receptor 1; DNRI = dopamine-norepinephrine reuptake inhibitor Please see full Prescribing Information for Auvelity at www.Auvelity.com; Please see full Prescribing Information for Sunosi at www.Sunosi.com

Solriamfetol MDD Solriamfetol ADHD $1-$3B AXS-05 AD Agitation $0.5-$1B Solriamfetol BED $0.3-$0.5B Solriamfetol SWD $0.5-$1B AXS-05 Smoking Cessation $0.5-$1B AXS-07 Migraine AXS-14 Fibromyalgia AXS-12 Narcolepsy $0.3-$0.5B $1-$3B $0.5-$1B $0.5-$1B $1.5-$3B $1-$1.5B $16.5B peak sales potential driven by current commercial and late-stage assets

3Q 2024 highlights Poised to deliver ≥3 FDA approvals through 2025/2026 and 7 new product/indication launches through 2027 Leading CNS Innovation Total net product revenue of $104.8M represents 81% YoY growth vs. 3Q 2023 Auvelity: $80.4M Sunosi: $24.4M Strong demand for Auvelity and Sunosi expected to continue into next year $327.3M cash and cash equivalents as of September 30, 2024 Current cash expected to fund operations into cash flow positivity AXS-07 PDUFA goal date of January 31, 2025 NDA submission for AXS-14 in fibromyalgia anticipated November 2024 Topline results from both ADVANCE-2 and ACCORD-2 Ph 3 trials of AXS-05 in AD agitation on track for 4Q 2024 Topline results from FOCUS and PARADIGM Ph 3 trials of solriamfetol in ADHD and MDD, respectively, anticipated 1Q 2025 Topline results from ENCORE Ph 3 trial of AXS-12 in narcolepsy on track for 4Q 2024 Strong Commercial Execution Capital Allocation Excellence

Key achievements to date with catalyst-rich path ahead 2025 & 2026 Clinical Trial Topline Results Clinical Trial Initiations & Progress Updates NDA resubmission for AXS-07 in migraine accepted for review by the FDA (3Q 2024) AXS-07 PDUFA goal date (January 31, 2025) Positive topline results from SYMPHONY Ph 3 trial of AXS-12 in narcolepsy (1Q 2024) Initiated PARADIGM Ph 3 trial of solriamfetol in MDD (1Q 2024) Initiated ENGAGE Ph 3 trial of solriamfetol in BED (2Q 2024) Initiated SUSTAIN Ph 3 trial of solriamfetol in SWD (2Q 2024) ADVANCE-2 Ph 3 trial of AXS-05 in Alzheimer’s disease agitation (4Q 2024) ACCORD-2 Ph 3 trial of AXS-05 in Alzheimer’s disease agitation (4Q 2024) ENCORE Ph 3 trial of AXS-12 in narcolepsy (4Q 2024) EMERGE Ph 3 trial of AXS-07 in CGRP non-responders (4Q 2024) FOCUS Ph 3 trial of solriamfetol in ADHD (1Q 2025) PARADIGM Ph 3 trial of solriamfetol in MDD (1Q 2025) ENGAGE Ph 3 trial of solriamfetol in BED (2025) SUSTAIN Ph 3 trial of solriamfetol in SWD (2026) 2024 4Q 2024 Regulatory Initiate Phase 2/3 trial of AXS-05 in smoking cessation (2025) NDA submission for AXS-14 in fibromyalgia (November 2024)

Net product revenue $104.8 $57.8 81% $266.9 $133.3 100% Auvelity net product sales $80.4 $37.7 113% $198.8 $81.0 145% Sunosi net product revenue† $24.4 $20.1 21% $68.1 $52.3 30% R&D expense $45.4 $28.8 58% $132.1 $67.1 97% SG&A expense $95.6 $83.2 15% $298.1 $236.3 26% 3Q 2024 financial summary 3Q = three months ended September 30; YTD = nine months ended September 30; †Includes royalty revenue associated with sales in out-licensed territories and excludes a one-time upfront license payment received from Pharmanovia in 1Q 2023 3Q 2024 3Q 2023 % change YTD 2024 YTD 2023 % change $ millions

3Q 2024 commercial highlights Net product sales of $80.4M represents 113% YoY growth vs. 3Q 2023 ~140,000 new patients and >28,000 unique writers since launch ~78% of all covered lives between commercial and government (Medicare and Medicaid) channels Key drivers of prescribing Auvelity – fast acting, lack of weight gain or sexual dysfunction, improved daily functioning and quality of life ~50% of prescriptions from 1st or 2nd line usage ~50% of patients start on Auvelity as a monotherapy (i.e., new patient or switch) Auvelity Net product revenue of $24.4M represents 21% YoY growth vs. 3Q 2023 >76,000 new patients and >13,000 unique writers since initial launch ~83% of all covered lives between commercial and government channels High patient satisfaction for Sunosi – drivers include minimal or no side effects, low abuse potential, does not interfere with nighttime sleep, and durable reduction in daytime sleepiness >50% of patients who switch or add on to current treatment with Sunosi come from other WPA agents Sunosi

Commercial Products

Auvelity – novel and differentiated oral treatment for major depressive disorder in adults1,2 Source: Symphony METYS Weekly TRx Launch to Date Rapid acting NMDA receptor antagonist and sigma-1 receptor agonist for MDD1* Rapid remission as early as week 2, sustained and increased vs control through week 63 Rapid symptom improvement starting at week 1, sustained at week 6 vs placebo1 TRx = total prescriptions; NMDA = N-methyl-D-aspartate; MDD = major depressive disorder 1. Auvelity [Prescribing Information]. Axsome Therapeutics, Inc., New York, NY; 2. Thomas, D. & Wessel, C. BIO (2017); 3. Iosifescu, D.V. et al. J Clin Psychiatry (2022)

Auvelity quarterly net sales performance 3Q 2024 net sales of $80.4M represents 113% year-over-year growth vs. 3Q 2023

Sunosi – first and only DNRI approved for EDS associated with narcolepsy or OSA1 Quarterly nTRx Launch to Date Source: Symphony METYS. nTRx normalizes number of pills in each Trx for 30-day period. First and only wakefulness promoting agent proven to improve wakefulness through 9 hours1 Improvements in cognitive functioning vs. placebo demonstrated in clinical trials 90% of patients reported feeling better with Sunosi 150 mg2 nTRx = normalized total prescriptions; EDS = excessive daytime sleepiness; OSA = obstructive sleep apnea; DNRI = dopamine-norepinephrine reuptake inhibitor 1. SUNOSI [Prescribing Information]. Axsome Therapeutics, Inc., New York, NY; 2. Schweitzer, P.K. et al. Am J Resp Crit Care Med. (2019)

Sunosi quarterly net revenue performance 3Q 2024 net revenue of $24.4M represents 21% year-over-year growth vs. 3Q 2023

Development Pipeline

AXS-05 modulates the function of neurotransmitters implicated in Alzheimer’s disease (glutamate, sigma-1, norepinephrine, and dopamine)1-4 In Alzheimer’s disease, insoluble Aβ production and accumulation triggers secondary steps leading to synaptic loss and neuronal cell death1,2 Reductions in certain neurotransmitters are thought to contribute to cognitive and behavioral symptoms including agitation and aggression1-4 Potentially first-in-class, best-in-class treatment for Alzheimer’s disease agitation AXS-05 (dextromethorphan-bupropion) 1. Cummings, J.L. N Engl J Med. (2004); 2. Querfurth, H.W. & LaFerla, F.M. N Engl J Med. (2010); 3. Porsteinsson, A.P. & Antonsdottir, I.M. Expert Opin Pharmacother. (2017); 4. Rosenberg, P.B., Nowrangi, M.A., & Lyketsos, C.G. Mol Aspects Med. (2015); 5. Stahl, S.M. CNS Spectr. (2019); 6. Cheng, W. et al. Mol Med Rep. (2015) Brain regions implicated in AD agitation4 AXS-05 pharmacological actions5,6

Number of U.S. adults aged 65+ with Alzheimer’s dementia expected to double by 20601 Alzheimer’s disease (AD) agitation Alzheimer’s disease (AD) is the most common form of dementia, affecting approximately 7M people in the U.S.1 AD agitation is associated with accelerated cognitive decline, increased caregiver burden, and increased mortality3 Agitation is reported in ~70% of people with AD and is characterized by emotional distress, verbal and physical aggressiveness, disruptive irritability, and disinhibition1,2 1. Alzheimer’s Association (2024); 2. Trachtenberg et al. J Neuropsychiatry Clin Neurosci. (2002); 3. Porsteinsson, A.P. & Antonsdottir, I.M. Expert Opin Pharmacother. (2017)

P=0.069 P=0.007 P=0.010 Clinically meaningful improvements in symptoms of agitation Primary endpoint: Change from baseline in CMAI total score at week 5 Rapid and substantial reduction in agitation with separation as early as Week 2 and statistically significant improvement at Week 3 Significantly greater percentage of patients on AXS-05 achieved a clinical response (≥30% reduction in CMAI) vs. placebo (p=0.005) Well tolerated with low and similar TEAE-related discontinuation rates between AXS-05 and placebo groups FDA Breakthrough Therapy designation received June 2020

Substantial and statistically significant increase in time to relapse Hazard Ratio for Time to Relapse Hazard Ratio (95% CI) 0.275 (0.091-0.836) P-value 0.014 AXS-05 significantly delayed time to relapse and prevented more relapses of agitation symptoms vs. placebo Patients on AXS-05 were 3.6x less likely to relapse vs. placebo A majority of patients achieved a clinical response (≥30% reduction in CMAI) by week 3 and over 90% by week 7 in the open-label period Primary endpoint: Time from randomization to relapse of AD agitation symptoms Weeks from Randomization 0 5 10 15 20 25 Probability of Freedom from Relapse (%) ACCORD-1 100 75 50 25 0 CMAI = Cohen-Mansfield Agitation Inventory

ADVANCE-1 Phase 2/3 (N=366) ACCORD-1 Phase 3 (N=108) ACCORD-2 Phase 3 (N=140) Two completed, positive, pivotal efficacy and safety trials in >450 patients with Alzheimer’s disease agitation Two ongoing pivotal Phase 3 trials evaluating the efficacy and safety of AXS-05 vs. placebo Ongoing open-label safety extension trial to support long-term safety database Alzheimer’s Disease Agitation ADVANCE-2 Phase 3 (N=350) OLE safety Phase 3 Comprehensive development program of AXS-05 in Alzheimer’s disease agitation ADVANCE-2 and ACCORD-2 Topline Data Anticipated 4Q 2024

Ongoing pivotal Phase 3 trials evaluating the efficacy and safety of AXS-05 in Alzheimer’s disease agitation Consistent trial design as the ACCORD-1 Phase 3 trial Key eligibility criteria 65-90 years of age with diagnosis of probable Alzheimer’s disease (AD) and clinically significant agitation resulting from probable AD Primary endpoint Time from randomization to relapse of agitation ACCORD-2 Phase 3 Trial Consistent trial design as the ADVANCE-1 Phase 2/3 trial Key eligibility criteria 65-90 years of age with diagnosis of probable Alzheimer’s disease (AD) and clinically significant agitation resulting from probable AD Primary endpoint Change from baseline in CMAI total score ADVANCE-2 Phase 3 Trial N=350 1:1 R AXS-05 Placebo Screening (4 weeks) Double-blind Phase (5 weeks) Follow-up (1 week) Baseline AXS-05 Placebo Open-label Period Double-blind Phase (Up to 26 weeks) Baseline AXS-05 N=140 1:1 R CMAI = Cohen-Mansfield Agitation Inventory

Smoking cessation ~34M adults in the U.S. smoke cigarettes, ~50% of whom live with a smoking-related disease1 Single largest cause of preventable disease and death in the U.S., accounting for nearly 1 in 5 deaths1 70% of smokers want to quit2 Associated with over $300 billion in annual costs in the U.S.1 Only 3-5% who attempt to quit without assistance are successful for 6-12 months2 1. U.S. Department of Health and Human Services (2020); 2. Hughes J.R. et al. Addiction (2004)

Rizatriptan inhibits the release of CGRP by stimulating 5-HT1D receptors on the pre-synaptic trigeminal nerve ending, resulting in reduced pain signal transmission Rizatriptan stimulates 5-HT1B receptors on the post-synaptic arterial smooth muscle cell, resulting in reduced vasodilation MoSEICTM meloxicam inhibits COX-2-mediated synthesis of prostaglandins (PGE2), resulting in reduced neuroinflammation MoSEICTM meloxicam decreases peripheral sensitization by reducing neuroinflammation, leading to the reversal of central sensitization CGRP mediated1 Central sensitization (allodynia)4 Neuroinflammation2,3 AXS-07 (MoSEICTM meloxicam-rizatriptan) Unique multi-mechanistic approach targets four known pathways implicated in a migraine attack 1. Geppetti, P. et al. J Headache Pain (2012); 2. COX-2 data from Li, M.M. et al. Med Sci Monit. (2017); 3. PGE2 data from Sarchielli, P. et al. Cephalalgia (2000); 4. Data from Burstein, R., Cutrer, M.F., & Yarnitsky, D. Brain (2000)

Migraine >70% of patients are not fully satisfied with their current treatment and desire faster, more durable therapies4,5 Leading cause of disability among neurological disorders in the U.S., affecting approximately 39M people1,2 Characterized by recurrent attacks of pulsating, often severe and disabling head pain associated with nausea, sensitivity to light, and sensitivity to sound3 Associated with $78 billion in direct and indirect costs in the U.S. annually6 1. American Migraine Foundation (2023); 2. Steiner, T.J. et al. J Headache Pain (2020); 3. Headache Classification Committee of the International Headache Society (IHS) Cephalagia (2018); 4. Smelt, A.F.H. et al. PLoS One (2014); 5. Lipton, R.B. & Stewart, W.F. Headache (1999); 6. Gooch, C.L., Pracht, E., & Borenstein, A.R. Ann Neurol. (2017)

Differentiated efficacy and safety profile supported by three Phase 3 clinical trials Ongoing Phase 3 trial evaluating the efficacy and safety of AXS-07 (oral CGRP antagonist non-responders) MOMENTUM Phase 3 (N=1594) Two completed, positive, registrational efficacy and safety trials in >1,800 patients with migraine Rapid, substantial, and sustained pain relief vs. controls in short-term trials AXS-07 well tolerated in open-label extension trial with substantially consistent safety profile as short-term trials Migraine INTERCEPT Phase 3 (N=302) MOVEMENT (OLE) Phase 3 (N=706) PDUFA goal date of January 31, 2025 EMERGE Phase 3 (N=100) Topline Data Anticipated 4Q 2024

AXS-12 (reboxetine) Novel pharmacological approach for the treatment of narcolepsy Norepinephrine and dopamine play important roles in sleep-wake regulation (both) and in maintaining muscle tone during wakefulness (norepinephrine)1-3 AXS-12 inhibits the reuptake of both neurotransmitters, improving both norepinephrine and cortical dopamine signaling in the brain The loss of orexin input inhibits the production of these neurotransmitters1,2 Decreased norepinephrine signaling is thought to contribute to cataplexy, EDS, and cognitive impairment1,4-7 Decreased dopamine signaling is thought to contribute to EDS and cognitive impairment1,4 1. Szabo, S.T. et al. Sleep Med Rev. (2019); 2. Krahn, L.E., Zee, P.C., & Thorpy, M.J. Adv Ther. (2022); 3. Scammell, T.E. N Engl J Med. (2015); 4. Stahl, S.M & Grady, M.M. J Clin Psychiatry (2003); 5. Burgess, C.R. & Peever, J.H. Curr Biol. (2013); 6. Wu, M.F. et al. Neuroscience (1999); 7. Bruinstroop, E. et al. J Comp Neurol. (2012)

Narcolepsy Rare and debilitating neurological condition that affects approximately 185,000 people in the U.S.1 Characterized by cataplexy, excessive daytime sleepiness (EDS), hypnagogic hallucinations, sleep paralysis, and disrupted nocturnal sleep2-4 An estimated 70% of patients suffer from cataplexy, or the sudden reduction or loss of muscle tone while awake5 1. “About Narcolepsy.” Narcolepsy Network (2024); 2. Sateia, M.J. Chest (2014); 3. “Narcolepsy.” NINDS (2024); 4. España, R.A. & Scammell, T.E. Sleep (2011); 5. Swick, T.J. Nat Sci Sleep (2015)

Statistically significant reductions in cataplexy and EDS in two completed clinical trials Rate Ratio* Change in Weekly Cataplexy Attacks p=0.007 p=0.006 p=0.031 p=0.031 p=0.018 *Ratio of change in the AXS-12 group divided by the ratio of change in the placebo group SYMPHONY CONCERT (Phase 2) SYMPHONY (Phase 3) Efficacy and safety of AXS-12 vs. placebo in patients with narcolepsy with cataplexy 2-week, randomized, double-blind, placebo-controlled crossover trial Statistically significant reduction in cataplexy attacks vs. placebo (p<0.001) Statistically significant improvements in excessive daytime sleepiness (EDS), cognitive function, and sleep quality 5-week, randomized, double-blind, placebo-controlled trial Statistically significant reduction in cataplexy attacks vs. placebo (p=0.018) with significantly more AXS-12 patients achieving remission of cataplexy (p<0.01) Statistically significant improvements in EDS, cognition, narcolepsy severity, and overall quality of life Topline Results From the ENCORE Phase 3 Trial Anticipated 4Q 2024 EDS = excessive daytime sleepiness

ENCORE Phase 3 trial design Open-label Period (24 weeks) Double-blind Phase (Up to 3 weeks) Baseline AXS-12 Placebo AXS-12 1:1 R Two-period trial evaluating long-term efficacy and safety of AXS-12 in narcolepsy TEAE = treatment emergent adverse event Key eligibility criteria 15-75 years of age with diagnosis of narcolepsy type 1 with ≥7 cataplexy attacks/week or ≥14 in two weeks Primary endpoint Change in average weekly frequency of cataplexy attacks

AXS-14 (esreboxetine) Novel pharmacological approach for the management of fibromyalgia (FM) Fibromyalgia pain is thought to be partially caused by dysregulated signaling in the descending analgesic system Norepinephrine, one of the key neurotransmitters in this pathway, has predominantly pain-inhibitory effects AXS-14 is a more potent and selective enantiomer of racemic reboxetine that inhibits the reuptake of norepinephrine, resulting in increased norepinephrine activity and decreased pain signaling Adapted from Siracusa, R. et al. Int. J. Mol. Sci. (2021)

Fibromyalgia (FM) Chronic and debilitating neurological syndrome impacting ~17M people in the U.S.1 Characterized by widespread musculoskeletal pain, fatigue, disturbed sleep, depression, and cognitive impairment2 Limited treatment option with only 3 approved agents of variable and/or inadequate efficacy, with no novel therapeutics in over 15 years 1. Vincent et al. Arthritis Care Res (Hoboken) (2013); 2. Bair, M.J. & Krebs, E.E. Ann Intern Med. (2020)

Positive clinical data demonstrate statistically significant improvements in symptoms of fibromyalgia p<0.001 p<0.001 p=0.025 p<0.001 p<0.001 p=0.023 Phase 3 Efficacy Results (N=1,122) New Drug Application (NDA) Submission Anticipated November 2024 ~1,000 individuals with fibromyalgia dosed with esreboxetine across Phase 2 and Phase 3 clinical trials for up to 14 weeks Statistically significant and clinically meaningful reductions in pain scores, overall symptom severity, and improvements in patient-reported global functioning and fatigue

Solriamfetol Phase 3 development programs Topline Data Anticipated 2026 Topline Data Anticipated 2025 Topline Data Anticipated 1Q 2025 Topline Data Anticipated 1Q 2025 Efficacy and safety of solriamfetol vs. placebo in adults with attention deficit hyperactivity disorder 6-week, double-blind, randomized, placebo-controlled, parallel group trial Trial in pediatric patients planned Solriamfetol FOCUS Phase 3 (N=450) PARADIGM Phase 3 (N=300) ENGAGE Phase 3 (N=450) SUSTAIN Phase 3 (N=450) Efficacy and safety of solriamfetol vs. placebo in adults with major depressive disorder 6-week, double-blind, randomized, placebo-controlled, parallel group trial Efficacy and safety of solriamfetol vs. placebo in adults with binge eating disorder 12-week, double-blind, randomized, placebo-controlled, parallel group trial Efficacy and safety of solriamfetol vs. placebo in adults with shift work disorder 6-week, double-blind, randomized, placebo-controlled, parallel group trial ADHD MDD BED SWD ADHD = attention deficit hyperactivity disorder; MDD = major depressive disorder; BED = binge eating disorder; SWD = shift work disorder

Attention deficit hyperactivity disorder (ADHD) Chronic neurodevelopmental disorder affecting an estimated ~22M people in the U.S.1, including ~7M children aged 3-17 years old2 Characterized by a persistent pattern of inattention and/or hyperactive-impulsive behaviors3 Associated with significant impairment in social, academic, and occupational functioning and development3 1. “Facts About ADHD in Adults.” CDC (2024); 2. “Data and Statistics on ADHD.” CDC (2024); 3. “Attention-Deficit/Hyperactivity Disorder.” NIMH (2024)

Evaluating solriamfetol as a potential treatment for ADHD Solriamfetol (150 mg) Solriamfetol (300 mg) Placebo 1:1:1 R Screening (5 weeks) Double-blind Phase (6 weeks) Follow-up (1 week) Baseline FOCUS Phase 3 Trial N=450 Key eligibility criteria 18-55 years of age with primary diagnosis of ADHD (DSM-5) Primary endpoint Change from baseline in AISRS score Preliminary clinical evidence in adult ADHD patients Solriamfetol targets neurotransmitter pathways in the brain implicated in ADHD Topline results from the FOCUS Phase 3 trial of solriamfetol in ADHD anticipated in 1Q 2025 AISRS = Adult ADHD Investigator Symptom Report Scale 1. Surman, C.B.H. et al. J Clin Psychiatry (2023)

Major depressive disorder (MDD) >70% of patients experience only a partial improvement in symptoms with first-line standard of care 1. “Major Depression.” NIMH (2023); 2. Hasin, D.S. et al. JAMA Psychiatry (2018) Serious and chronic mental health condition causing persistently low or depressed mood and a loss of interest or pleasure in daily activities, and may impair one’s sleep, appetite, ability to concentrate, and/or self-worth1 One of the most common mental disorders in the U.S., impacting ~21M adults each year1,2

Solriamfetol (300 mg) Placebo 1:1 R Screening (5 weeks) Double-blind Phase (6 weeks) Follow-up (1 week) Baseline N=300 PARADIGM Phase 3 Trial Key eligibility criteria 18-65 years of age with confirmed diagnosis of moderate to severe MDD Primary endpoint Change from baseline in MADRS score The combination of monoamine reuptake inhibition and TAAR1/5-HT1A agonism showed synergistic results in two mouse models of depression1 Topline results from the PARADIGM Phase 3 trial of solriamfetol in MDD anticipated in 1Q 2025 EDS = excessive daytime sleepiness; MADRS = Montgomery-Åsberg Depression Rating Scale 1. Ren, X. et al. Molecules (2022) Evaluating solriamfetol as a potential treatment for MDD Phase 3 trial evaluating the effect of solriamfetol in MDD patients with and without EDS

Binge eating disorder (BED) is the most common eating disorder and is thought to involve issues with food reward processing, impulse control, and appetite regulation1,2 Unmet medical need associated with a 2- to 3-fold increased risk of psychiatric and medical comorbidities3 Binge eating disorder (BED) Solriamfetol’s dopamine, norepinephrine, and TAAR1 mechanisms appear relevant to the pathophysiology of BED4-6 ~7 million people in the U.S. have BED2 BED is 1.75x more common in women than in men2 1. Kessler, R.M. et al. Neurosci Biobehav Rev. (2016); 2. Hudson, J.I. et al. Biol Psychiatry (2007); 3. McElroy, S.L. et al. J Clin Psychiatry (2020); 4. Giel, KL. et al. Nat Rev Dis Primer (2022); 5. Bello, N.T. & Hajnal, A. Pharmacol Biochem Behav. (2010); 6. Pruccoli et al. Int J Mol Sci. (2021)

Evaluating solriamfetol as a potential treatment for BED Solriamfetol (150 mg) Solriamfetol (300 mg) Placebo 1:1:1 R Screening (4 weeks) Double-blind Phase (12 weeks) Follow-up (1 week) Baseline ENGAGE Phase 3 Trial N=450 Key eligibility criteria 18-55 years of age with diagnosis of BED (DSM-5) Primary endpoint Change from baseline in days with binge eating episodes 1. Giel, K.E. et al. Nat Rev Dis Primers (2022); 2. Bello, N.T. & Hajnal, A. Pharmacol Biochem Behav. (2010); 3. Pruccoli et al. Int J Mol Sci. (2021) Solriafemtol’s dopamine, norepinephrine, and TAAR1 mechanisms appear relevant to the pathophysiology of BED1-3 Topline results from the ENGAGE Phase 3 trial of solriamfetol in binge eating disorder anticipated in 2025

Shift work disorder (SWD) is a combination of excessive sleepiness during wakefulness and persistent insomnia during daytime sleep when working outside a 7 a.m. to 6 p.m. workday1 Shift work has long been associated with multiple serious health complaints and a 23% greater risk of sustaining a work-related injury4-5 Shift work disorder (SWD) No new medications approved since 2007 and considerable residual sleepiness reported when medication is used6 ~15 million U.S. workers may suffer from SWD Approximately 1 in 3 people working in the U.S. work an alternate shift2 10-43% have SWD1,3 1. Sateia, M.J. Chest (2014); 2. Alterman, T. et al. Am J Ind Med. (2013); 3. Wickwire, E.M. Chest (2017); 4. Smith, L. et al. Lancet (1994); 5. Akerstedt, T. & Wright, KP. Sleep Med Clin. (2009); 6. Czeisler, C.A. et al. N Engl J Med. (2005)

Evaluating solriamfetol as a potential treatment for SWD Solriamfetol (150 mg) Solriamfetol (300 mg) Placebo 1:1:1 R Screening (2-4 weeks) Double-blind Phase (6 weeks) Follow-up (1 week) Baseline SUSTAIN Phase 3 Trial N=450 Key eligibility criteria 18-55 years of age with diagnosis of SWD (ICSD-2 or ICSD-3) Primary endpoint Change from baseline in CGI-C score Topline results from the SUSTAIN Phase 3 trial of solriamfetol in shift work disorder anticipated in 2026 CGI-C = Clinical Global Impressions of Change

Strong intellectual property and barriers to entry >135 issued U.S. patents and >92 issued O.U.S. patents Claims extending to at least 2034-43; Multiple pending Proprietary drug product formulation >98 issued U.S. patents and >129 issued O.U.S. patents Claims extending to at least 2038; Multiple pending Proprietary MoSEICTM formulation and drug product formulation Orphan Drug Designation 8 issued U.S. patents and 1 issued O.U.S. patent Claims extending to at least 2039 Proprietary drug substance and drug product formulation Pending U.S. patents Proprietary drug substance and drug product formulation Protected by a robust patent estate extending out to at least 2043; Multiple pending Proprietary drug product formulation Protected by a robust patent estate extending out to at least 2042 >36 issued U.S. patents and >100 issued O.U.S. patents; Multiple pending Proprietary drug substance and drug product formulation AXS-05 AXS-07 AXS-12 AXS-14

Cash Balance: (as of September 30, 2024) $327.3 M Debt (Face Value): (as of September 30, 2024) $180 M Market Cap: (as of November 11, 2024) $4.4 B Shares Outstanding: (as of September 30, 2024) 48.4 M Options, RSUs, and Warrants Outstanding†: 9.5 M Runway to reach cash flow positivity, based on the current operating plan Financial snapshot †Consists of 8.5 M options, 0.9 M RSUs, 0.08 M warrants, and 0.07 ESPP as of September 30, 2024

Leadership team Roger Jeffs, PhD CEO, Liquidia Corporation Former President, Co-CEO, Director United Therapeutics Corp. Prior positions at Amgen and Burroughs Wellcome Herriot Tabuteau, MD Founder & CEO Management Board of Directors Nick Pizzie, CPA, MBA Chief Financial Officer Mark Jacobson, MA Chief Operating Officer Hunter Murdock, JD General Counsel Ari Maizel Chief Commercial Officer Mark Saad CEO, NuLids, LLC Former COO of the Global Healthcare Group at UBS Mark Coleman, MD, Medical Director Medical Director, National Spine and Pain Centers Diplomat of the American Board of Anesthesiology Susan Mahony, PhD Former SVP of Eli Lilly and President Lilly Oncology Prior positions at BMS, Amgen and Schering-Plough Herriot Tabuteau, MD Chairman

November 2024 Thank you © Axsome Therapeutics, Inc.